Exhibit 23.1

Consent of  Independent  Registered  Public  Accounting  Firm

We consent to the incorporation by reference in Registration Statement Nos. 333-126020 and 333-161989 on Form S-8 of our report dated June 29, 2018, appearing in this Annual Report on Form 11-K of the LNC Employees’ 401(k) Savings Plan for the year ended December 31, 2017.

/s/ Mitchell & Titus, LLP

Philadelphia, Pennsylvania

June 29, 2018

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